UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

Yellow Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-12255	48-0948788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue
Overland Park, Kansas		66211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (913) 696-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YELL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2021, the Board of Directors of Yellow Corporation (the “Company”) promoted Darrel J. Harris to the additional position of Chief Operating Officer, effective immediately. Mr. Harris, age 46, has held the position of President of the Company since April 2021 and joined the Company in November 2020 as an Executive Vice President of Strategic Initiatives. Before joining the Company, Mr. Harris served as Chief Executive Officer of Xpress Global Systems in Chattanooga, Tennessee. Prior to that he worked in sales and operations at some of the largest freight companies, including FedEx Freight.

In connection with his promotion, the base salary of Mr. Harris will be increased from $550,000 to $600,000 per annum and Mr. Harris will receive a one-time equity grant of 30,000 restricted shares of common stock, of which one-third will vest on each of the grant date and the first and second anniversary of such date. In addition, Harris will continue be entitled to participate in the Company’s executive compensation program with a short-term incentive program target potential payout of 100% of his base salary, with a maximum earnings opportunity of 200% of target along with potential long-term incentive opportunities as established by the Compensation Committee of the Board.

There are no arrangements or understandings that exist between Mr. Harris and any other persons pursuant to which he was selected as an officer or his new role. In addition, there are no transactions between Mr. Harris and the Company that would be reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YELLOW CORPORATION

Date:	November 23, 2021	By:	/s/ Leah K. Dawson
Leah K. Dawson Executive Vice President, General Counsel and Secretary